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            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT (this "Amendment") is entered into as of March 13, 1998 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively as the "Borrowers"); certain Subsidiaries of the Borrowers as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of January 5, 1998 (as amended by that certain First Amendment dated as of January 5, 1998, the "Credit Agreement"); and

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms, and subject to the conditions, set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

                  1.       Definitions:

                  (a) The following definition is added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "Base Rate" means, for any day, the rate per annum
                  equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  (b) The definition of "Prime Rate Loan" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Prime Rate Loan" means any Loan bearing interest at
                  a rate determined by reference to the Base Rate.

                  (c) The definition of "Guarantors" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Guarantors" means (a) the Material Subsidiaries of
                  the Borrowers as of the Closing Date, other than Brandywine Holdings I, Inc., Brandywine Holdings II, Inc.,


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                  Brandywine Holdings, III, Inc. and, Brandywine Realty Services
                  Corporation and (b) such other Persons who may from time to time execute a Joinder Agreement, as required by Section 7.12 or otherwise, in each case together with their successors and assigns.

                  (d) The definition of "Interest Expense" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Interest Expense" means, for any period, with
                  respect to the Credit Parties and their Subsidiaries on a consolidated basis, all net interest expense, whether paid or accrued (including that portion applicable to Capital Leases in accordance with GAAP) plus capitalized interest.

                  (e) The definition of "Fixed Charge Coverage Ratio" in Section
         1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Fixed Charge Coverage Ratio" means, for any period,
                  the ratio of (a) Adjusted EBITDA for such period to (b) the sum of Interest Expense plus Scheduled Funded Debt Payments plus all dividends on preferred stock plus Letter of Credit Fees payable pursuant to Section 3.4(b)(i) for such period.

                  (f) The definition of "Revolving Committed Amount" in Section
         1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Revolving Committed Amount" means THREE HUNDRED
                  THIRTY MILLION DOLLARS ($330,000,000).

                  (g) The definition of "Consolidated GIAV" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Consolidated GIAV" means, for any period with
                  respect to the Credit Parties and their Subsidiaries on a consolidated basis, the sum of: (a) for all Properties owned by a Credit Party or one of its Subsidiaries on the last day of a fiscal quarter and for twelve months or more, the Adjusted Property EBITDA for each such Property divided by the Capitalization Rate; plus (b) for all Properties owned by a Credit Party or one of its Subsidiaries on the last day of a fiscal quarter and for less than twelve months, the Annualized Adjusted Property EBITDA for each such Property divided by the Capitalization Rate; plus (c) all unencumbered cash and Cash Equivalents of the Credit Parties and their Subsidiaries.

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                  (h) The definition of "Property EBITDA" in Section 1.1 of the
         Credit Agreement is amended and restated in its entirety to read as follows:

                           "Property EBITDA" means, with respect to any Property
                  for the applicable period, the sum of (a) Net Income of a Credit Party or one of its Subsidiaries directly attributable to such Property (excluding the effect of any extraordinary or other non-recurring gains or losses or non-cash gains or losses outside the ordinary course of business) plus (b) an amount which in determination of Net Income of a Credit Party or one of its Subsidiaries directly attributable to such Property for such period has been deducted for (i) Interest Expense with respect to such Property for such period, (ii) total cash payments made with respect to federal, state, foreign or other income or franchise taxes with respect to such Property for such period and (iii) all depreciation and amortization with respect to such Property for such period, all as determined in accordance with GAAP.

         2. Section 2.1(f). Clause (v) of Section 2.1(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (v) no more than seven Eurodollar Loans shall be
                  outstanding at any one time.

         3. Section 3.1. The first sentence of Section 3.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  All Prime Rate Loans shall accrue interest at the Base Rate.

         4. Section 6.9. The following sentences are added to the end of Section
6.9 of the Credit Agreement:

                  Brandywine Holdings, I, Inc. owns no assets other than five partnership units of BOP. Brandywine Realty Services Corporation owns no material assets.

         5. Section 7.1(d). Section 7.1(d) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (d) Officer's Certificate. At the time of delivery of the financial statements provided for in Section 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of BRT, substantially in the form of Exhibit 7.1(d), (i) demonstrating compliance with the financial covenants contained in Section 7.2 by calculation thereof as of the end of each such fiscal period, (ii) providing information regarding (A) Investments in a manner to demonstrate compliance with Section 8.6, (B) Indebtedness in a manner to demonstrate compliance with Section 8.1,
         (C) construction and development projects in a manner to demonstrate compliance with Section 8.12 and (D) dividends and redemption of shares in a manner to demonstrate compliance with Section 8.7 and (iii) updating Schedule 6.15 and Schedule 6.21 as appropriate.


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         6. Schedules/Exhibits.

                  (a) Exhibit 7.1(d) to the Credit Agreement is amended and restated in its entirety in the form attached to this Amendment. Exhibits 2.1(b) and 2.1(e) to the Credit Agreement are amended to delete the reference to "Prime Rate" therein and substitute the words "Base Rate" in replacement thereof.

                  (b) It is acknowledged and agreed by the Credit Parties that NationsBank, N.A. will be assigning part of its interest in accordance with the terms of Section 11.3 and that in conjunction therewith
         Schedule 1.1(b) will be amended to reflect such assignments. The Administrative Agent is authorized to amend Schedule 1.1(b) in accordance with such assignments.

         7. Fed Funds Loans. The Credit Parties acknowledge and agree that, notwithstanding the terms of the Credit Agreement, (a) Fed Funds Loans are no longer available under the Credit Agreement and the Borrower may no longer request Fed Funds Loans and (b) all references to Fed Funds Loans in the Credit Agreement and the other Credit Documents shall be disregarded.

         8. Guarantors. The Lenders agree that, notwithstanding the terms of the Credit Agreement (including Section 7.12 thereof), neither Brandywine Norriton, L.P. nor Brandywine Norriton, L.L.C. shall be required to enter into a Joinder Agreement or become a Credit Party. Furthermore, it is agreed that Brandywine Realty Services Corporation is not a Guarantor notwithstanding its execution of the Credit Agreement.

         9. Documentation Agent. It is anticipated that PNC Bank, National Association ("PNC") will become a Lender under the Credit Agreement via an assignment from NationsBank, N.A. It is understood and agreed that when PNC becomes a Lender it shall have the title of Documentation Agent under the Credit Agreement.

         10. Bridge Facility. It is acknowledged and agreed by the parties hereto that the Bridge Facility has been terminated, and all amounts thereunder paid in full, and that no obligations remain under the Bridge Facility except for such obligations that specifically survive in accordance with the terms thereof.

         11. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

                  (a) copies of this Amendment duly executed by the Credit Parties and the Lenders, together with, if requested by the Administrative Agent, a new Revolving Note to evidence the increase in the Revolving Committed Amount.

                  (b) evidence of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

                  (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on

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         behalf of the Lenders and dated as of the date hereof.

                  (d) the payment of such fees as agreed to between the Credit Parties and the Administrative Agent.

         12. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         13. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         14. No Default. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement (as amended by this Amendment) are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  [remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:

                     BRANDYWINE REALTY TRUST,
                     a Maryland real estate investment trust

                     By:    /s/ Gerard H. Sweeney
                        -------------------------------------------
                            Name:    Gerard H. Sweeney
                            Title:   President and Chief Executive Officer


                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                     a Delaware limited partnership

                     By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

                            By:   /s/ Gerard H. Sweeney
                               -------------------------------------------
                                  Name:    Gerard H. Sweeney
                                  Title:   President and Chief Executive Officer


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GUARANTORS:                LC/N HORSHAM LIMITED PARTNERSHIP,
                           a Pennsylvania limited partnership

                      By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner


                      LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                      By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner


                      NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                      By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                           By: Brandywine Witmer L.L.C., a Pennsylvania
                               limited liability company, its general partner


                      NEWTECH III LIMITED PARTNERSHIP,
                      a Pennsylvania limited partnership

                      By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                           By: Brandywine Witmer L.L.C., a Pennsylvania
                               limited liability company, its general partner


                      WITMER OPERATING PARTNERSHIP I, L.P.,
                      a Delaware limited partnership

                      By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

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                       NEWTECH IV LIMITED PARTNERSHIP,
                       a Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company,  its general partner


                       C/N OAKLANDS LIMITED PARTNERSHIP I,
                       a Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner


                       FIFTEEN HORSHAM, L.P.,
                       a Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner


                       C/N LEEDOM LIMITED PARTNERSHIP II,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       C/N IRON RUN LIMITED PARTNERSHIP III,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner



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                       C/N OAKLANDS LIMITED PARTNERSHIP III,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       IRON RUN LIMITED PARTNERSHIP V,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       BRANDYWINE TB I, L.P.,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       BRANDYWINE TB II, L.P.,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

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                       BRANDYWINE TB III, L.P.,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       BRANDYWINE DOMINION, L.P.,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       BRANDYWINE P.M., L.P.,
                       a Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner



                       BRANDYWINE REALTY PARTNERS,
                       a Pennsylvania general partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general
                           partner

                           By:  Brandywine Realty Trust, a
                                Maryland real estate investment
                                trust, its general partner

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                       BRANDYWINE ACQUISITIONS, LLC,
                       a Delaware limited liability company


                       BRANDYWINE  MAIN STREET, LLC,
                       a Delaware limited liability company


                       1100 BRANDYWINE, LLC,
                       a Delaware limited liability company


                       BRANDYWINE LEASING, LLC,
                       a Delaware limited liability company


                       BRANDYWINE TB I, L.L.C.,
                       a Pennsylvania limited liability company


                       BRANDYWINE TB II, L.L.C.,
                       a Pennsylvania limited liability company


                       BRANDYWINE TB III, L.L.C.,
                       a Pennsylvania limited liability company


                       BRANDYWINE WITMER, LLC,
                       a Pennsylvania limited liability company


                        BRANDYWINE DOMINION, L.L.C.,
                        a Pennsylvania limited liability company


                        BRANDYWINE P.M., L.L.C.,
                        a Pennsylvania limited liability company


                        BRANDYWINE I.S., L.L.C.,
                        a Pennsylvania limited liability company


                        BRANDYWINE I.S., L.P.,
                        a Pennsylvania limited partnership

                        By: Brandywine I.S., L.L.C.,
                            a Pennsylvania limited liability company,
                            its general partner

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                        BRANDYWINE F.C., L.L.C.,
                        a Pennsylvania limited liability company,


                        BRADYWINE F.C., L.P.,
                        a Pennsylvania limited liability company,

                        By: Brandywine F.C., L.L.C.,
                            its general partner


                        BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company,


                        BRANDYWINE NEW BRUNSWICK URBAN RENEWAL, L.L.C., a Delaware limited liability company,


                        By: /s/ Gerard H. Sweeney
                           ---------------------------------------
                            Gerard H. Sweeney
                            President and Chief Executive Officer of
                            each of the above-named entities
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LENDERS:

                         NATIONSBANK, N.A., acting in its capacity as Administrative Agent and individually as a Lender

                         By:_________________________________________________
                         Name:_______________________________________________
                         Title:______________________________________________